UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2012

Item #1. Reports to Stockholders.

INDEX	Union Street Partners Value Fund

Annual Report to Shareholders

UNION STREET PARTNERS VALUE FUND

A series of
The World Funds Trust
A “Series” Investment Company

For the Year ended
September 30, 2012

Dear Shareholders,

The cycles of uncertainty are always with us. At times, such as the moment we now occupy, they intensify, and volatility increases. The current period is particularly dark in the view of some commentators because two so-far-irreversible forces are interacting to create a massive drag on the economy and the markets: government’s apparent inability to solve its spending and debt problems, and a stubbornly slow rate of economic growth.

But chaos never reigns forever, and we can choose a rational response to our volatile economic environment.

For the fiscal year ended September 30, 2012, the Union Street Partners Class A shares returned 22.38% while the S&P 500 total return was 27.33% for the same period. The -4.95% performance lag can primarily be attributed to the Fund maintaining a relatively large cash position and excluding Apple from the portfolio. We believe that for the next few years, stocks will perform below average but will be profitable, delivering returns in the high single digits. We further believe that equity returns should compare favorably to bonds and CDs. Though the media and the unbridled Internet culture supply a never-ending stream of negative sentiment, we think a fair amount of this pessimism is already priced into the markets. We believe that investors who pick large, well-known and well-managed companies that are selling desirable products are well positioned to be happy with their choices.

What follows are the main influences we see shaping the markets and investment decisions in the months ahead.

Off the fiscal cliff?
Elections often produce a measure of clarity. The voters delivered a message to the politicians in Washington: Fix the mess, finally. The politicians appear to be responding: the tone of the conversation has at least been improving in the days following November 6, which is no small change. Long-term solutions such as tax reform – not just tax tweaks – and stabilizing Medicare and Social Security could still be a long way off. But the realization of just how high the stakes are finally appears to be sinking in; there is near-total agreement that the blow to a fragile economy that will result from inaction is unacceptably brutal. A failure to act would, according to the independent Congressional Budget Office, send the economy back into recession.

For CEOs and small-business owners, we believe it is imperative that Washington chart a clear course on taxes, spending, and regulation; fundamental business decisions on hiring and investment depend on such clarity. We do not believe that the bandaids government has been applying, such as injections of stimulus money, can produce sustainable economic growth. Before a business owner can commit to investments and hiring, he or she must have some confidence in an estimate of costs in the years ahead. If Washington can lay out the tax and regulatory framework for the next few years, then businesses can again begin to innovate and grow the bottom line instead of just cutting costs to maintain profit levels.

The conversation in Washington has become less bitterly partisan in recent days, and it is conveying a more genuine commitment to getting the nation’s fiscal house in order. As long as the politicians continue to show that they are taking to heart the citizenry’s demand for solutions, the markets can slowly regain some faith and respond positively.

Return of the wealth effect
Consumer spending has historically accounted for roughly 70% of U.S. economic activity. The upheaval of the past five years has pushed consumers into a cautious stance. But there are signs that their confidence is returning. Since its March 2009 lows, the S&P 500 has risen more than 100%. The beneficiaries are 401(k) plans, brokerage accounts, college savings plans, and other nest eggs. This resurgence in equities could have a positive impact on consumer psychology, and eventually higher spending may follow the bolstered wealth. Housing prices are showing signs of stabilizing, and since primary residences account for about 30% of total wealth, the effect on consumers’ willingness to spend could be significant. Just the fact that prices have stopped dropping could be already changing attitudes. The wealth effect has been absent, but if things continue to improve, it could gradually return and buoy the economy and, in turn, the stock market.

The great deleveraging
Over the course of a generation, both corporations and individuals learned to love debt, an affair that, especially in finance, reached nonsensical levels. Virtually every type of asset became leveraged, and the financial instruments to enable this great piling up of debt grew in number and sophistication. At the same time, loan underwriting standards deteriorated, and the rating agencies grossly underestimated the riskiness of the new instruments and the debt levels. Then the bubble burst and triggered a massive deleveraging cycle, a painful event that has occurred only once every couple of generations.

Deleveraging cycles historically last on average seven years, with the first three years being the most intense. Then at some point, individuals reach a tipping point where they see that balance sheets are sufficiently free of debt; investment begins to grow again, though slowly at first. We may be approaching that point, but some additional catalyst probably will be needed to change the behaviors of individuals and companies. Fiscal solutions in Washington could be that catalyst.

Europe: We’ve learned your lesson
The markets have been haunted by the European banks’ exposure to lousy sovereign debt and were, rationally, spooked when the true condition of the debt was exposed. But that happened a few years ago; it’s no longer news. Companies have had ample time to make adjustments. U.S. banks’ exposure to European markets has lessened as risk officers have hedged their balance sheets against potential European economic disasters, such as a default by Greece. This is in fact one reason we believe that U.S. bank stocks are attractive at their anxiety-driven low valuation levels.

And Europe has sent a benefit, at its own economic expense, to our shores: a case study on what happens when debt-fueled spending and entitlement programs go out of control. The lessons are obvious to all. The U.S. will be less able, and less likely, to continue delaying its own fiscal housecleaning because of the stark example of Europe’s pain. This positive fact does not yet appear to be fully appreciated by the markets, but it won’t be forever.

Our investments

We have been pleased with the development of our portfolio over the past year. Our investment process has uncovered a number of companies that we believe have the potential to offer stellar shareholder returns over the long-term.

We have added exposure to the Financial Sector as we continue to believe there is exceptional value in the large money-center banks. Citigroup and Bank of America are currently our two largest holdings in the sector. Both firms have improved their liquidity positions, but overhang and potential liabilities from the mortgage crisis are keeping share prices well below historical valuations. There are a number of catalysts we believe will bring share prices back to historical valuations, including a rebound in housing pricing, reduced liability exposure, and the ability to return excess liquidity to shareholders in the form of dividends and share buybacks. We feel fortunate to have had the opportunity to build positions in these companies at such low valuations.

Nokia has struggled over the past year. The launch of its Lumia line of smartphones was ambushed by a new operating system from Microsoft that made the initial phone essentially obsolete before it came to market. However, we feel strongly that the slow sales reception for the line is not indicative of the quality of the product designed by Nokia, but rather a strategic misstep in the timing of the software launch. The new Lumia 920, which was designed for the new Windows operating system, has received much fanfare and recently sold out in Germany. We feel confident that Nokia’s premier distribution and design teams will be able to return the company to profitability over the next year.

Home Depot has been a component of the portfolio since inception and has demonstrated over the course of the past year that it is the best in breed home improvement retailer in the United States. Time and time again, Home Depot has reacted quickly and decisively to changing market dynamics, which has translated into stronger profit growth than its chief competitor, Lowe’s. We feel confident that Home Depot’s strong management team will leverage the ensuing housing rebound to drive profits and shareholder returns. Even after such strong returns year to date we believe there is still strong upside potential in Home Depot’s shares.

Conclusion

We are looking forward to the coming year and believe that the opportunities for active managers focused on high quality and attractively valued businesses will deliver solid returns. We will maintain our laser focus on identifying value in turbulent markets and are confident that America’s best days lay ahead of us.

Thank you for allowing us to manage your capital. We take our responsibility seriously and encourage you to contact us if you have any questions or concerns.

Sincerely,

McGinn Investment Management

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2012 and are subject to change at any time. The opinions presented in this document are those of the portfolio manager at the time of this report and may change at any time. Information contained in this document was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information. Nothing presented in this document may be construed as an offer to purchase or sell any security.

Index Definitions:
The S&P’s 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

COMPARISON OF $10,000 INVESTMENT IN
UNION STREET PARTNERS VALUE FUND
Class A SHARES VS. S&P 500®
(unaudited)

	Class A Shares*

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	9/30/2012	12/29/10 to 9/30/12

Union Street Partners Value Fund- without load	22.38%	2.54%
Union Street Partners Value Fund- with load	15.34%	-0.86%
S & P 500®	27.33%	7.94%

*	The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

Past performance is not predictive of future performance.

The S & P’s 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

COMPARISON OF $10,000 INVESTMENT IN
UNION STREET PARTNERS VALUE FUND
Class C SHARES VS. S&P 500®
(unaudited)

	Class C Shares*

	Total Return	Average Annual Return
	One Year Ended	Since Inception
	9/30/2012	4/14/11 to 9/30/12

Union Street Partners Value Fund	21.41%	0.68%
S & P 500®	27.33%	6.45%

*	The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

Past performance is not predictive of future performance.

The S & P’s 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

UNION STREET PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

Number		% of
of		Net	Fair
Shares	Security Description	Assets	Value

	COMMON STOCKS	86.46%

	AEROSPACE	4.31%
7,150	The Boeing Company		$497,783

	BEVERAGES	1.76%
1,800	Diageo PLC Spons ADR		202,914

	COMPUTERS	10.76%
11,500	EMC Corp.*		313,605
20,000	Hewlett-Packard Co.		341,200
11,600	Intel Corp.		263,088
10,900	Microsoft Corp.		324,602

			1,242,495

	CONSUMER ELECTRONICS	0.51%
5,000	Sony Corp. Spons ADR		58,500

	DIVERSIFIED MANUFACTURING	7.41%
25,800	General Electric Co.		585,918
3,000	Philip Morris International		269,820

			855,738

	FINANCIAL	9.43%
61,800	Bank of America Corp.		545,694
16,600	Citigroup Inc.		543,152

			1,088,846

	MEDICAL	7.82%
6,100	Johnson & Johnson		420,351
10,70	Merck & Co. Inc.		482,570

			902,921

	OIL	13.02%
13,500	BP plc Spons ADR		571,860
4,800	Exxon Mobil Corp.		438,960
10,950	Transocean Ltd.		491,545

			1,502,365
	RETAIL	7.46%
8,000	The Home Depot, Inc.		482,960
5,950	Target Corp.		377,646

	TELECOMMUNICATIONS	11.73%
14,150	AT&T Inc.		533,455
150,000	Nokia Corp. Spons ADR		385,500
9,550	Verizon Communications Inc.		435,194

			1,354,149

See Notes to Financial Statements.

UNION STREET PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2012

Number		% of
of		Net	Fair
Shares	Security Description	Assets	Value

	TRANSPORTATION	12.25%
5,200	Cummins Inc.		$479,492
4,000	FedEx Corp.		338,480
56,950	Ford Motor Co.		561,527
1,500	General Motors Co.*		34,125

			1,413,624

	TOTAL COMMON STOCKS	86.46%	9,979,941

	(Cost: $9,682,417)
	WARRANTS	3.92%
	FINANCIAL	3.92%
20,000	JP Morgan Chase & Co. Warrant 10/28/18*		205,800
25,000	Wells Fargo & Co. Warrant 10/28/18*		247,250

			453,050

	TOTAL WARRANTS		453,050

	(Cost: $449,563)
	EXCHANGE-TRADED FUNDS	5.21%

	HOME CONSTRUCTION	5.21%
31,050	iSHARES Dow Jones US Home Construction Index Fund		601,128

	TOTAL EXCHANGE-TRADED FUNDS		601,128

	(Cost: $386,517)
	CASH & CASH EQUIVALENTS	8.16%
941,473	Fidelity Institutional Money Market Fund 0.12%**		941,473

	(Cost: $941,473)
	TOTAL INVESTMENTS:
	(Cost: $11,459,970)	103.75%	11,975,592
	Liabilities in excess of other assets	(3.75%)	(432,372)

	NET ASSETS	100.00%	$11,543,220

*Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund’s related statement of assets and liabilities).
** Effective 7 day yield as of September 30, 2012.
ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements.

UNION STREET PARTNERS VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investments at fair value (identified cost of $11,459,970) (Note 1)	$11,975,592
Receivable for capital stock sold	10,000
Dividends and interest receivable	24,286
Due from advisor	10,722
Prepaid expenses	7,098

TOTAL ASSETS	12,027,698

LIABILITIES
Payable for investment purchases	470,971
Accrued 12b-1 fees	10,392
Accrued administration, accounting and transfer agent fees	2,145
Other accrued expenses	970

TOTAL LIABILITIES	484,478

NET ASSETS	$11,543,220

Net Assets Consist of:
Paid-in-capital applicable to 1,108,991 no par value shares of
beneficial interest outstanding, unlimited shares authorized	$10,992,336
Accumulated net investment income (loss)	39,198
Accumulated net realized gain (loss) on investments	(3,936)
Net unrealized appreciation (depreciation) of investments	515,622

Net Assets	$11,543,220

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A
($8,531,109 / 817,526 shares outstanding)	$10.44

MAXIMUM OFFERING PRICE PER SHARE ($10.44 X 100 / 94.25)	$11.08

Class C
($3,012,111 / 291,465 shares outstanding)	$10.33

REDEMPTION PRICE PER SHARE INCLUDING DSC FEE OF 2% ($10.33 X.98)	$10.12

See Notes to Financial Statements

UNION STREET PARTNERS VALUE FUND
STATEMENT OF OPERATIONS
Year ended September 30, 2012

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,578)	$219,857
Interest	1,593

Total investment income	221,450

EXPENSES
Investment management fees (Note 2)	91,800
12b-1 fees (Note 2)
Class A	17,439
Class C	22,046
Recordkeeping and administrative services (Note 2)	20,000
Accounting fees (Note 2)	20,000
Custody fees	3,696
Transfer agent fees (Note 2)	15,000
Professional fees	36,286
Filing and registration fees (Note 2)	11,311
Trustee fees	6,250
Compliance fees	13,388
Shareholder servicing and reports (Note 2)	4,551
Other	17,937

Total expenses	279,704
Fee waivers and reimbursed expenses (Note 2)	(102,522)

Net expenses	177,182

Net investment income (loss)	44,268

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,462)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	1,534,423

Net realized and unrealized gain (loss) on investments	1,531,961

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,576,229

See Notes to Financial Statements

UNION STREET PARTNERS VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

		Period
	Year ended	December 29, 2010*
	September 30, 2012	Through September 30, 2011

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$44,268	$(3,003)
Net realized gain (loss) on investments	(2,462)	651
Net increase (decrease) in unrealized appreciation (depreciation) of investments	1,534,423	(1,018,801)

Increase (decrease) in net assets from operations	1,576,299	(1,021,153)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(5,070)	-
Class C	-	-
Net realized gain
Class A	(1,141)	-
Class C	(333)	-

Decrease in net assets from distributions	(6,544)	-

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Class A	2,578,391	5,705,155
Class C	1,600,438	1,313,556
Distributions reinvested
Class A	5,990	-
Class C	333	-
Shares redeemed
Class A	(120,191)	(7,374)
Class C	(81,610)	-

Increase (decrease) in net assets from capital stock transactions	3,983,351	7,011,337

NET ASSETS
Increase (decrease) during period	5,553,036	5,990,184
Beginning of period	5,990,184	-

End of period (including undistributed net investment income (loss) of $39,198 and $ -, respectively)	$11,543,220	$5,990,184

*Commencement of operations.

See Notes to Financial Statements

UNION STREET PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class A

			Period
			December 29, 2010*
	Year ended		through
	September 30, 2012(1)		September 30, 2011(1)

Net asset value, beginning of period	$8.54		$10.00

Investment activities
Net investment income (loss)	0.07		-	(B)
Net realized and unrealized gain (loss) on investments	1.84		(1.46)

Total from investment activities	1.91		(1.46)

Distributions
Net investment income	(0.01)		-
Net realized gain	-	(B)	-

Total distributions	(0.01)		-

Net asset value, end of period	$10.44		$8.54

Total Return	22.38%		(14.60%)	**
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses, net	1.75%		1.75%	***
Net investment income (loss)	0.66%		(0.04%)	***
Portfolio turnover rate	3.86%		0.53%	**
Net assets, end of period (000’s)	$8,331		$4,825

(1)	Per share amounts calculated using the average share method.
* Commencement of operations
** Not annualized
***Annualized
(A)	Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 1.12% for the year ended September 30, 2012 and 3.57% for the period ended September 30, 2011.
(B)	Less than $0.01 per share

See Notes to Financial Statements

UNION STREET PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class C

			Period
			April 14, 2011*
	Year ended		through
	September 30, 2012(1)		September 30, 2011(1)

Net asset value, beginning of period	$8.51		$10.23

Investment activities
Net investment income (loss)	(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	1.83		(1.69)

Total from investment activities	1.82		(1.72)

Distributions
Net investment income	-		-
Net realized gain	-	(B)	-

Total distributions	-		-

Net asset value, end of period	$10.33		$8.51

Total Return	21.41%		(16.81%)	**
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses, net	2.50%		2.50%	***
Net investment income (loss)	(0.09%)		(0.69%)	***
Portfolio turnover rate	3.86%		0.53%	**
Net assets, end of period (000’s)	$3,012		$1,166

(1)	Per share amounts calculated using the average share method.
* Commencement of operations
** Not annualized
***Annualized
(A)	Fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 1.12% for the year ended September 30, 2012 and 2.76% for the period ended September 30, 2011.
(B)	Less than $0.01 per share

See Notes to Financial Statements

UNION STREET PARTNERS VALUE FUND
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2012

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Union Street Partners Value Fund (the “Fund”) is a series of the World Funds Trust (“WFT” or “Trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. WFT was organized as a Delaware statutory trust on April 9, 2007 and may issue its shares of beneficial interest in separate series and issue classes of any series or divide shares of any series into two or more classes. The Fund commenced operations December 29, 2010 as a series of WFT. The Fund currently offers Class A and Class C shares.

     The Fund seeks to achieve long-term capital appreciation by investing primarily in the securities of large cap U. S. companies. The Fund defines a large-cap company as one whose market cap is $5 billion or greater at the time of purchase. Equity securities consist of common stock, depositary receipts, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

     The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

     The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

     When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may differ from the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stock	$9,979,941	$-	$-	$9,979,941
Warrants	453,050	-	-	453,050
Exchange Traded Funds	601,128	-	-	601,128
Cash & Cash Equivalents	941,473	-	-	941,473

	$11,975,592	$-	$-	$11,975,592

     Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector. The Fund held no Level 3 securities at any time during the year ended September 30, 2012.

     There were no transfers between levels during the year ended September 30, 2012. It is the Fund’s policy to consider transfers into or out of Levels 1 and 2 as of the end of the reporting period.

Warrants

     The Fund can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the company the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

Security Transactions and Income

     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis. Distributions from underlying ETF investments are recorded on the ex-date and reflected as dividend income on the Statement of Operations unless designated as long term capital gain. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Accounting Estimates

     In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

     Management has analyzed the Fund’s tax positions since inception and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense.

Reclassification of Capital Accounts

     GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the year ended September 30, 2012, there were no such transfers.

Class Net Asset Value and Expenses

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board of Trustees.

     The Fund currently offers two classes of shares. Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 2% on the proceeds of certain redemptions of Class A shares made within 360 days of purchase if those shares were purchased without paying a front-end sales charge. Class A shares may be purchased without a front-end sales charge in amounts of $1,000,000 or more. Class C shares include a maximum deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Effective March 31, 2011, the shareholders approved an Investment Advisory Agreement between Union Street Partners, LLC (“USP”) and the Fund and also an investment sub-advisory agreement between USP and McGinn Investment Management, Inc. (“McGinn”). McGinn and USP are affiliated investment advisers. Mr. Bernard F. McGinn, the Fund’s portfolio manager, is a majority shareholder of McGinn and McGinn owns 50% of USP.

     Pursuant to the Investment Advisory Agreement, USP provides investment advisory services for an annual fee of 1.00% of average daily net assets. USP analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. USP evaluates the performance of McGinn in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, McGinn is responsible for the day–to–day decision making with respect to the Fund’s investment program. McGinn, with USP’s oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the

Fund and its agents with records relating to its activities. For its services, McGinn is entitled to receive a sub-advisory fee of 0.50% of average daily net assets. McGinn’s fee for sub-advisory services is paid by USP from the investment advisory fees it receives and not by the Fund. For the year ended September 30, 2012, USP earned and waived $91,800 in advisory fees and reimbursed expenses of $10,722. As of September 30, 2012, the Fund was due $10,722 from USP, which was subsequently paid by USP.

     In the interest of limiting the operating expenses of the Fund, USP, under its current expense limitation agreement, has contractually agreed to waive or limit its fees and to assume other operating expenses until January 31, 2013 so that the ratio of total annual operating expenses is limited to 1.50% of the Fund’s average net assets. The limit does not apply to interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, brokerage commissions, other expenditures capitalized in accordance with GAAP or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by USP is the sum of all fees previously waived or reduced by USP and all other payments remitted by USP to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to USP with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of September 30, 2012 was $186,260 which expires as follows:

September 30, 2014	$83,738
September 30, 2015	102,522

$186,260

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class A and Class C shares may finance activities which are primarily intended to result in the sale of the Fund’s Class A and Class C shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% and 1.00% per annum on the Fund’s Class A and Class C average daily net assets, respectively. For the year ended September 30, 2012, there were $17,439 and $22,046 of 12b-1 fees incurred by Class A and Class C shares, respectively.

     First Dominion Capital Corp. (“FDCC”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. For the year ended September 30, 2012, FDCC received $3,398 from the sale of Fund shares. In addition, FDCC receives a deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within 360 days of purchase on Class A shares if those shares were purchased without paying a front-end sales load and within two years of purchase on Class C shares. During the year ended September 30, 2012, FDCC received $1,490 in DSC fees.

     Commonwealth Shareholder Services, Inc. (“CSS”), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. CSS earned $20,000 for its services for the year ended September 30, 2012.

     Commonwealth Fund Services, Inc. (“CFSI”) is the Fund’s transfer and dividend disbursing agent. CFSI earned $15,000 for its services for the year ended September 30, 2012.

     Commonwealth Fund Accounting (“CFA”) is the Fund’s pricing agent. CFA earned $20,000 for its accounting services for the year ended September 30, 2012.

     Certain officers and/or an interested trustee of the Fund are also officers and/or directors of FDCC, CSS, CFA and CFSI.

NOTE 3 – INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended September 30, 2012 aggregated $4,432,522 and $318,749, respectively.

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     The tax character of distributions paid during the year ended September 30, 2012 and the period December 29, 2010* though September 30, 2011 was as follows:

		Period
		December 29, 2010*
	Year ended	Through
	September 30, 2012	September 30, 2011

Distributions paid from:
Ordinary income	$6,544	$-

     As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Year ended
September 30, 2012

Accumulated net investment income	$39,295
Post October losses	(4,028)
Unrealized appreciation (depreciation)	515,617

$550,884

     The difference between components of distributable earnings on a book and tax basis is attributed primarily to the deferral of post-October losses.

     Cost of securities for Federal Income tax purposes is $11,459,975 and the related tax-based net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,220,203
Gross unrealized depreciation	(704,586)

Net unrealized appreciation (depreciation)	$515,617

*Commencement of operations.

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

	Class A Shares		Class C Shares
	Year Ended		Year Ended
	September 30, 2012		September 30, 2012
	Shares	Value	Shares	Value

Shares purchased	263,789	$2,578,391	162,290	$1,600,438
Shares reinvested	645	5,990	36	333
Shares redeemed	(12,067)	(120,191)	(7,832)	(81,610)

Net increase (decrease)	252,367	$2,464,190	154,494	$1,519,161

	Class A Shares		Class C Shares
	Period December 29,		Period April 14,
	2010*		2011*
	through		through
	September 30, 2011		September 30, 2011
	Shares	Value	Shares	Value

Shares purchased	565,937	$5,705,155	136,971	$1,313,556
Shares redeemed	(778)	(7,374)	-	-

Net increase (decrease)	565,159	$5,697,781	136,971	$1,313,556

*Commencement of operations.

NOTE 6 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115-1877 www.cohenfund.com	216.649.1700 216.579.0111 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Union Street Partners Value Fund
(World Funds Trust)

We have audited the accompanying statement of assets and liabilities of Union Street Partners Value Fund (the “Fund”), a series of World Funds Trust, including the Schedule of Investments, as of September 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Union Street Partners Value Fund as of September 30, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 29, 2012

Registered with the Public Company Accounting Oversight Board

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

Information pertaining to the trustees and officers of the Fund is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The trustees who are considered “interested persons” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk (*). The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Name, Address and Year Born	Position(s) Held with the Trust and Tenure	Number of Funds in Trust Overseen	Principal Occupation(s) During the Past Five (5) Years	Other Directorships by Trustee or Officer and Number of Funds in the Complex Overseen
Interested Trustees:
* John Pasco III 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1945)	Interested Trustee, Chairman, President, since June, 2010	2	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent, since 1987; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), the Trust’s pricing agent. Mr. Pasco is a Certified Public Accountant.	The World Funds, Inc. – 4 Funds; American Growth Fund, Inc. – 2 Funds.

Non-Interested Trustees:
Anthony J. Hertl 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1950)	Independent Trustee, since June, 2010	2	Consultant to small and emerging businesses since 2000. Mr. Hertl is a Certified Public Accountant.	Northern Lights Fund Trust – 64 Funds; Northern Lights Variable Trust – 48 Funds; AdviserOne Funds – 10 Funds; Satuit Capital Management Trust – 1 Fund; The Ladenburg Thalmann Alternative Strategies Fund – 1 Fund.
David J. Urban 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1955)	Independent Trustee, since June, 2010	2	Virginia Commonwealth University- Professor of Education since 1989	None
Mary Lou H. Ivey 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1958)	Independent Trustee, since June, 2010	2	Accountant, Harris, Hardy & Johnstone, P.C., Certified Public Accountants, since 2008; Accountant, Wildes, Stevens & Brackens & Co., Certified Public Accountants, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., Certified Public Accountants, from 1997 to 2007.	None

Officers:
Karen M. Shupe 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1964)	Treasurer, since June, 2008	NA	Executive Vice President of Commonwealth Shareholder Services, since 2003	None
Lauren Jones 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1982)	Secretary, since December, 2009	NA	Relationship Manager, Commonwealth Shareholder Services, Inc. since 2006	None
David D. Jones, Esq. 422 Fleming Street Suite 7 Key West, Florida 33040 (1957)	Chief Compliance Officer since June, 2008	NA	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	None

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended December 31 available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNION STREET PARTNERS VALUE FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 360 days of purchase of Class A shares and within two years of purchase for Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, April 1, 2012, and held for the six months ended September 30, 2012.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six months” to estimate the expenses you paid on your account during this six months.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A Shares	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Six months April 1, 2012 through September 30, 2012
Actual	$1,000	$970.30	$8.62
Hypothetical (5% return before expenses)	$1,000	$1,016.25	$8.82

Class C Shares	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Six months April 1, 2012 through September 30, 2012
Actual	$1,000	$965.40	$12.28
Hypothetical (5% return before expenses)	$1,000	$1,012.50	$12.58

* - Expenses are equal to the Fund’s annualized expense ratio of 1.75% and 2.50% multiplied by the average account value for the six months, multiplied by 183 in the most recent fiscal half year for Class A and Class C, respectively, divided by 366 days in the current year.

Investment Advisor:

Union Street Partners, LLC
1421 Prince Street, Suite 400
Alexandria, Virginia 22314

Investment Sub-Advisor:

McGinn Investment Management, Inc.
201 North Union Street, Suite 100
Alexandria, Virginia 22314

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent:

For more account information, wire purchase or redemptions, call or write to Union Street Partners Value Fund’s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:

The Law Offices of John H. Lively & Associates, Inc.
A member firm of the 1940 Act Law Group
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds Trust investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 673-0550 Toll Free.

ITEM 2.                    CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.                    AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Anthony J. Hertl) are “independent,” as defined by this Item 3.

ITEM 4.                    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,500 for 2012 and $13,500 for 2011.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2012 and $2,500 for 2011.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2012 and $0 for 2011.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Union Street Partners Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	NA

(c)	100%

(d)	NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2011.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.                    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                    SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.                    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                    PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.                    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                    EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III
Chief Executive Officer
(principal executive officer)

Date: December 7, 2012

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe
Chief Financial Officer
(principal financial officer)

Date: December 7, 2012

* Print the name and title of each signing officer under his or her signature.